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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 28, 2000


                         Tanner's Restaurant Group, Inc.
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               (Exact name of Registrant as specified in charter)



            Texas                      33-95796                 76-0406417
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(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)


5500 Oakbrook Parkway, Suite 260, Norcross, Georgia               30093
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(Address of principal executive offices)                        (Zip Code)

                                 (770) 248-2298
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              (Registrant's Telephone Number, including Area Code)


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Item 5. Other Events

     On January 28, 2000, Hartan, Inc., which is a wholly-owned subsidiary of Tanner's Restaurant Group, Inc. (the "Company"), filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Georgia. In addition, six wholly owned subsidiaries of Hartan filed voluntary petitions under Chapter 11 in the same jurisdiction. The six subsidiaries are Tanner's-Lawrenceville, Inc., Tanner's Oaks, Inc., Tanner's Mill, Inc., Tanner's-Tucker, Inc., Tanner's/Vinings, Inc. and Central Administration, Inc. Hartan and these six subsidiaries own substantially all of the Company's assets.

     Further information about the filing of these bankruptcy petitions and related information is contained in the Company's press release, dated January 31, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


Item 7. Financial Statements and Exhibits

(a)  Exhibits

     Exhibit No.      Description
     -----------      -----------

     99.1             Press release dated January 31, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TANNER'S RESTAURANT GROUP, INC.


Dated:  January 31, 2000                 By: /s/ Robert J. Hoffman
                                         -------------------------
                                         Robert J. Hoffman
                                         Acting Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press release dated January 31, 2000.